UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2014

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Purpose of Amendment.
Capitol Bancorp Ltd is filing this Amendment (the "Form 8-K/A") to its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2014 (the "Form 8-K") reporting the uncontested confirmation hearing on January 21, 2014, and subsequent entrance of an order by the United States Bankruptcy Court for the Eastern District of Michigan on January 29, 2014 (the "Confirmation Order") confirming the Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation (as modified to include certain immaterial modifications which did not require resolicitation of voting on the Plan), as provided in the Confirmation Order (the "Plan").  This Form 8-K/A is being filed to provide a complete copy of the Exhibits, item 9.01(d).  This Form 8-K/A does not otherwise update, amend or change the Form 8-K and should be read as though filed as of the original filing date of the Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
2.1                               Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as confirmed.

2.2	Findings of Fact, Conclusions of Law and Order Granting Final Approval of Amended Disclosure Statement and Confirming Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as entered on January 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: February 28, 2014	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX
Exhibit
                       Number                  Description

2.1	Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as confirmed.

2.2	Findings of Fact, Conclusions of Law and Order Granting Final Approval of Amended Disclosure Statement and Confirming Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as entered on January 29, 2014.

3